UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2016

B-SCADA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150158	94-3399360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9030 W Fort Island Trail, Building 9

Crystal River, Florida 34429

(Address of principal executive offices, including zip code)

(352) 564-9610

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  Other factors besides those discussed in this Current Report could also adversely affect us.

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 13, 2016, B-Scada, Inc.  (the “Company”) received written notification by its independent registered public accounting firm, Cowan, Gunteski & Co., P.A. (“Cowan”), that it has transferred its SEC practice to MSPC, a part of the Moore Stevens International Network and that Cowan has resigned as the Company’s independent registered public accounting firm.

The audit reports of Cowan on the financial statements of the Company as of and for the years ended October 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended October 31, 2015 and 2014, and through the date of this Current Report on Form 8-K, there were: (i) no disagreements between the Company and Cowan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Cowan, would have caused Cowan to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years. During the fiscal years ended October 31, 2014 and 2015, and through the interim period ended May 13, 2016, there were no  “reportable events” (as such term is defined in Item 304 of Regulation S-K).

The Company has provided Cowan with a copy of the disclosures in this Form 8-K and has requested that Cowan furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cowan agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated May 13, 2016 furnished by Cowan in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Cowan, Gunteski & Company, P.C. dated May 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B-SCADA, INC.

Dated: May 16, 2016	By:	/s/ Ronald DeSerranno
Name: Ronald DeSerranno Title: Chief Executive Officer

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